UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2010

Aastrom Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(734) 930-5555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 25, 2010, George W. Dunbar, the Non-Executive Chairman of the Board of Directors of Aastrom Biosciences, Inc. ("Aastrom" or the "Company"), provided written notice (the "Notice") to Aastrom’s President that he is declining to stand for re-election to the Board of Directors at the Company’s 2010 Annual Meeting of Shareholders (the "Annual Meeting") currently scheduled for October 21, 2010. Mr. Dunbar indicated in the Notice that he intends to serve out the remainder of his current term of office, which is set to expire at the Annual Meeting.

(e) On August 25, 2010 the Board of Directors of the Company approved a form of indemnification agreement (the "Agreement") to be entered into between the Company and each of its directors, including Timothy M. Mayleben, a director and the Company’s President and Chief Executive Officer.

The Agreement provides that the Company will indemnify each director to the fullest extent permitted by law for claims arising in his capacity as a director of the Company, provided that such director acted in good faith and in a manner that he reasonably believed to be in, or not opposed to, the Company’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In the event that the Company does not assume the defense of a claim against a director, the Company is required to advance such director’s expenses in connection with his defense, provided that the director undertakes to repay all amounts advanced if it is ultimately determined that he is not entitled to be indemnified by the Company.

A copy of the form of Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing summary of the Agreement is qualified in its entirety by reference to the form of Agreement filed herewith.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On August 25, 2010 the Board of Directors of the Company approved an amended Code of Business Conduct and Ethics (the "Code"). The primary purpose of the amendment was to add provisions expressly relating to processes for reporting violations of the Code, Company policies and other matters. Company will post the Code on its web site, www.aastrom.com. A copy of the Code, as amended, is filed with this report as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

August 31, 2010	By:	/s/ Timothy Mayleben

Name: Timothy Mayleben
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement.
14.1	Code of Business Conduct and Ethics.